Middleburg Financial Corporation

Annual Shareholder Meeting
April 22, 2009

Middleburg Financial Corporation

Certain information contained in this discussion may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements relate to the Company's future operations and are generally identified by phrases such as "the Company expects," "the Company believes" or words of similar import. Although the Company believes that its expectations with respect to the forward-looking statements are based upon reliable assumptions within the bounds of its knowledge of its business and operations, there can be no assurance that actual results, performance or achievements of the Company will not differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. For details on factors that could affect expectations, see the Company's Annual Report on Form 10-K for the year ended December 31, 2008, as filed with the Securities and Exchange Commission.

1. MFC 2008 Review
2. 2009 Challenges & Opportunities

Mission

To provide high quality financial solutions which aid individuals and businesses in achieving their aspirations, and in so doing, contribute to the welfare of our communities, provide a rewarding work environment for our employees and earn a superior return for our shareholders.

Vision

We are a Bank in the Business of Wealth Management

Core Values

Competency and Trust

2008 Financial Performance

Key Highlights

- Net income of $491,000 for the fourth quarter and $2.5 million for 2008
- Diluted earnings per share of $0.11 for the fourth quarter and $0.57 for the year
- Net interest margin of 4.00%
- Maintained level of allowance for loan losses in the fourth quarter
- Deposits grew $49.5 million or 7.1% in 2008
- Loans grew $26 million or 4% in 2008
- Tier I capital of 10.2%, Total Risk Based 11.5%, leverage ratio of 8.4%
- Located in Loudoun County which is consistently one of the fastest growing counties in the US and had the highest per-capita income in 2007

Total Asset Growth 2003 – 2008

(Dollars in thousands)


$1,000,000
$900,000
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
509,404
606,121
739,911
772,305
841,400
985,191
2003 – 2008
14.1% CAGR
2003Y
2004Y
2005Y
2006Y
2007Y
2008Y
Bank
STM

Revenue Growth and Composition 2003 – 2008


$40
$35
$30
$25
$20
$15
$10
$5
$0
$29.1
$29.2
$33.6
$35.0
$34.9
$50.1
2003 – 2008
11.5% CAGR
2003
2004
2005
2006
2007
2008
Total Net Interest Income
Total Noninterest Income

In 2008 Non Interest Income includes the "gains on sales of loans" of $8.7 million due to STM consolidation. Non Interest Income also includes $913,000 in investment losses.

Assets Under Administration 2003 – 2008

(Dollars in Thousands)


$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
$989,268
$989,824
$1,172,032
$1,211,562
$1,249,394
$985,269
2003
2004
2005
2006
2007
2008
MIA
MTC
MIS

Deposit Growth 2003 – 2008

(Dollars in thousands)


$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
$369,986
$424,879
$551,432
$570,599
$588,769
$744,782
2003 – 2008
15.0% CAGR
2003Y
2004Y
2005Y
2006Y
2007Y
2008Y

Consolidated Performance



Net Loan Growth 2003 – 2008
(Dollars in thousands)
STM loans added due to consolidation
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
$258,112
$345,703
$520,511
$564,750
$638,692
$702,651
2003 – 2008
22.2% CAGR
2003Y
2004Y
2005Y
2006Y
2007Y
2008Y

	2003Y	2004Y	2005Y	2006Y	2007Y	2008Y
Bank Only Loan/Deposits	70.5%	82.1%	95.3%	100.0%	109.7%	88.9%

Middleburg Bank Performance



Asset Quality as % of Total Loans - Quarterly
Percentage of Portfolio
2.40%
2.00%
1.60%
1.20%
0.80%
0.40%
0.00%
Past Due%
Non-Accrual%
OREO%
Total%
Mar-03
Jun-03
Sep-03
Dec-03
Mar-04
Jun-04
Sep-04
Dec-04
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07
Sep-07
Dec-07
Mar-08
Jun-08
Sep-08
Dec-08

Southern Trust Mortgage

- Middleburg Bank increased ownership interest of STM to 57%.
- Lowered monthly breakeven production level from $65 million to $45 million.
- Taking advantage of market turmoil to attract new loan producers.
- 2008 net loss of ($1,777K) includes $2 million in loss provision. Without additional provisions, net income for year would be $276K.
- Loss reserves of $2 million cover $4.5 million in portfolio loans.

2008 Summary

- Unprecedented challenges throughout the economy
  - Many well-known financial services companies disappeared
- We saw our share of challenges, too
  - Increases in non-performing assets
  - Additions to loan-loss reserves
  - Write-down of investments
- 2008 yielded positive growth
  - Deposits +26%
  - Assets +17%
  - Net Loans +10%
  - Household +3%
- Delivered net income of $2.5 million

2009 Challenges & Opportunities

2009 Challenges

- No quick economic recovery. Individuals & businesses will continue to be challenged.
- Our business will be affected
  - Credit Quality
  - Slower household/commercial growth
  - Lower loan demand
  - Clients searching for return in low rate environment
- Competition will intensify
  - New & Larger competitors – although perceptions of big banks is changing.

WELLS FARGO

Capital One

TD Bank

Bank of America

PNC

2009 Opportunities

- Capital Purchase Program funds
  - Provide extra measure of capital to cushion against unexpected worsening of the economy
  - Adds $22 million to MFC's cash position, allowing us to expand mortgage lending capacity through subsidiary Southern Trust Mortgage
  - Mortgage participations are held for resale- investor commitment in place at funding
  - Interest income from program covers dividend payable to U.S. Treasury


INSURANCE
COMPANY
OF
AMERICA

2009 Opportunities

MFC Consolidated Capital Ratios



17.00%
16.00%
15.00%
14.00%
13.00%
12.00%
11.00%
10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
Assets increased by $134 million
Capital negatively impacted by $5 million STM impairment charge
Earnings still down, but decrease in ratio resulted more from $47 million increase in assets with consolidation of STM
Raised $19.7 million in capital
12/31/03
12/31/04
12/31/05
12/31/06
12/31/07
03/31/08
06/30/08
09/30/08
12/31/08
Tier 1 Capital Ratio
Total Risk Based Capital Ratio
Leverage Ratio

* * * **FED Well Capitalized Ratios**

MFC Consolidated Capital Ratios with Additional Capital


16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
Total Risk Based Capital Ratio
Tier 1 Capital Ratio
Leverage Ratio
12/31/08
$5 Million Additional Capital
With $22 Million CPP
FED Well Capitalized

2009 Opportunities

- FOX initiative is delivering results
  - Growing households through building relationships
  - CD retention efforts
  - Full-service solutions based on client needs
  - Enhances our position as "trusted advisor"

FOX Foundations Of Excellence



Building the Brand

- Branding is more than a logo or a slogan.
- It is the "promise" or expectation a company builds in the mind of its customer.
- The brand is in all things. It is everywhere.

How we speak about the company

Our logo

The look of our buildings

Brochures & website

The client experience

Our products

Advertising

How we greet our clients

Client events

How we answer the phones

2009 Opportunities

People often choose a bank based on brand attributes:

- Relationship, reputation, recommendation



Factors in Choosing Primary Bank
Convenience
Existing relationship
Reputation/experience
Easy process
Recommendation
Low account fees
My bank was acquired
Best interest rate
Portfolio of services
Advertising
52.6%
28.9%
26.9%
24.2%
19.7%
19.2%
17.2%
14.0%
8.9%
6.3%
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
60.0%

Source: compete.com
n=1632

Neighbors You Can Bank On.

Brand Attributes — Neighbors

Brand Promise — You Can Bank On.


In good times and bad, it pays
to have neighbors you can bank on.
Joseph L. Boling, Chairman of the Board
Gary R. Shook, CEO & President
Voted Best Bank
Loudoun County
You can tell a lot about a company by looking at its leaders. So it's no surprise that Joe Boling and Gary Shook have built a team dedicated to knowing their clients and caring for their communities. If you think that's a unique approach to banking these days, we couldn't agree more. It means we listen more and talk less. It means we learn as much as we can about your needs and your dreams. And it means everything we do is focused on you, not on us. It's a philosophy that's helped our clients prosper for 84 years, through good times and bad. After all, that's what neighbors do for each other.
Middleburg Bank
Neighbors You Can Bank On.™
Middleburg • Leesburg • Purcellville • Ashburn • Reston • Warrenton • Marshall
www.middleburgbank.com
703.777.6327 | 540.687.6377 | 540.878.2800

This is more than a slogan – it's our business philosophy

- Defines how we treat our clients
- Defines how we interact with our community
- Defines how we work with each other

1st Quarter 2009 Highlights

- Net income of $976,000 for the quarter
- Quarter-to-date diluted earnings per share of $0.17
- Net interest margin of 4.45% for the quarter
- Mortgages held for resale increased $26.1 million since year end
- Total deposit growth of $28.5 million or 3.7% for the quarter
- Short-term borrowings and long term debt decreased $35.6 million since year end and
- Tier I capital of 13.3%, leverage ratio of 10.5%

Middleburg Financial Is Poised to Capitalize On Opportunities

- Strong Capital Base
- Strong Liquidity Position
- Strong Brand

Middleburg Financial Corporation